EXHIBIT 15



August 6, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 6, 2004 on our review of consolidated interim financial information of FirstEnergy Corp. (the "Company") as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003, included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8 (Nos. 333-48651,
333-56094,  333-58279,  333-67798,  333-72764,  333-72766, 333-72768, 333-75985,
333-81183, 333-89356, 333-101472 and 333-110662).

Very truly yours,



PricewaterhouseCoopers LLP

                                                                     EXHIBIT 15



August 6, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 6, 2004 on our review of consolidated interim financial information of Ohio Edison Company (the "Company") as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003, included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,



PricewaterhouseCoopers LLP

                                                                      EXHIBIT 15



August 6, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 6, 2004 on our review of consolidated interim financial information of Pennsylvania Power Company (the "Company") as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003, included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,



PricewaterhouseCoopers LLP

                                                                     EXHIBIT 15



August 6, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 6, 2004 on our review of consolidated interim financial information of Pennsylvania Electric Company (the "Company") as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003, included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,



PricewaterhouseCoopers LLP